SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K /A

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

October 26, 2015

Date of Report (Date of Earliest Event Reported)

MediJane Holdings Inc.

 (Exact name of registrant as specified in its charter)

Nevada	333-167275	46-0525378
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2770 Arapahoe Road, Suite 132, PMB 150 Lafayette, CO	80026
(Address of principal executive offices)	(Zip Code)

(855) 933-3499

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment to the Form 8-K, as originally filed on October 30, 2015, is being filed to correct the name of the new auditor.  No other changes have been made to the document.

Item 4.01 – Changes in Registrant’s Certifying Accountant

1) Previous Independent Auditors:

a.

On October 26, 2015, the registrant dismissed DKM Certified Public Accountants (“DKM”) as their registered independent public accountant.  On October 26, 2015, the registrant engaged MartinelliMick PLLC (“ Martinelli ”) as its new registered independent public accountant.

b.

For the year ended December 31, 2014, DKM’s report did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles, except that the report contained an explanatory paragraph stating that there was substantial doubt about the registrant’s ability to continue as a going concern.

c.

The decision to dismiss DKM and to engage Martinelli was approved by the registrant’s board of directors.

d.

Through the period covered by the financial audit for the year ended December 31, 2014 there have been no disagreements with DKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DKM would have caused them to make reference thereto in their report on the financial statements.  For the interim period through October 26, 2015 (the date of dismissal), there have been no disagreements with DKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DKM would have caused them to make reference thereto in their report on the financial statements.

e.

We have authorized DKM to respond fully to any inquiries of Martinelli .

f.

During the year ended December 31, 2014 and the interim period through October 26, 2015, there have been no reportable events between the registrant and DKM as set forth in Item 304(a)(1)(v) of Regulation S-K.

g.

The registrant provided a copy of the foregoing disclosures to DKM prior to the date of the filing of this report and requested that DKM furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this report.  A copy of this letter is filed as Exhibit 16.1 to this Form 8-K.

2) New Independent Accountants:

a.

On October 26, 2015, the registrant engaged MartinelliMick PLLC , as its new registered independent public accountant.  During the year ended December 31, 2014 and 2013 and prior to October 26, 2015 (the date of the new engagement), we did not consult with Martinelli regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Registrant’s financial statements by Martinelli , in either case where written or oral advice provided by Martinelli would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 – Exhibits

Exhibit 16.1 – Letter from DKM Certified Public Accountants regarding the change in certifying accountant, to be filed amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

MediJane Holdings Inc.

By:      /s/ Lewis Humer

Lewis Humer

Interim Chief Executive Officer

Dated:   November 6 , 2015

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